Exhibit 10.59

                               MOTIENT CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of February 9, 2005 by and among MOTIENT CORPORATION, a Delaware corporation, (the "Company"), the Telcom Stockholders (defined below), Spectrum (defined below) and Columbia (defined below) (each such stockholder, individually, an "Investor" and, collectively, the "Investors").

         WHEREAS, the Company has agreed to issue 8,187,804 shares (the "Telcom Shares") of its common stock, $0.01 par value per share (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event, the "Common Stock"), to the Telcom Stockholders in connection with the merger of Telcom Satellite Ventures Inc. ("Telcom I") and Telcom Satellite Ventures II Inc. ("Telcom II") with and into MVH Holdings Inc. ("MVH"), a Delaware corporation and wholly-owned subsidiary of the Company pursuant to the Agreement and Plan of Merger dated February 9, 2005 by and between the Company, Telcom I, Telcom II and MVH (the "Merger Agreement"); and

         WHEREAS, the Company has also agreed to acquire, through MVH, shares of common stock of several different corporations pursuant to certain Stock Purchase Agreements (defined below), pursuant to which the Company will issue an aggregate of 2,706,992 shares of Common Stock to Columbia (the "Columbia Shares") and 1,809,995 shares of Common Stock to Spectrum (the "Spectrum Shares" and, together with the Telcom Shares and Columbia Shares, the "Shares"); and

         WHEREAS, the terms of the Merger Agreement and the Stock Purchase Agreements provide that it shall be a condition precedent to the closing of the transactions contemplated thereunder, for the Company and the Investors to execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

         "Additional Consideration Shares" means shares of Common Stock issuable as Additional Merger Consideration (as such term is defined in Section 2.1(c) of the Merger Agreement) or shares of Common Stock issuable as Additional Consideration (as such term is defined in Section 4.4 of each Stock Purchase Agreement).

         "Affiliates" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144.

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         "Board" means the board of directors of the Company.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

         "Closing Date" shall mean the date hereof.

         "Columbia" shall mean Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners III (AI), L.P., Columbia Capital Equity Partners III (CAYMAN), L.P., Columbia Capital Investors III, LLC and Columbia Capital Employee Investors III, L.L.C.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

         "Person" (whether or not capitalized) means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "Registrable Shares" means, at the relevant time of reference thereto,
(i) the Shares, (ii) the Warrant Shares (including any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like) and (iii) the Additional Consideration Shares (except for purposes of Section 2), provided, however, that the term "Registrable Shares" shall not include any of the Shares or Warrant Shares that are actually sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC.

         "Registration Statement" means the Mandatory S-1 Registration Statement and any additional registration statements contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or Prospectus.

         "Rule 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

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         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         "Spectrum" means Spectrum Equity Investors IV, L.P., Spectrum IV Investment Managers' Fund, L.P. and Spectrum Equity Investors Parallel IV, L.P.

         "Stock Purchase Agreements" means the Stock Purchase Agreements dated as of the date hereof by and among the Company, MVH Holdings Inc. and each of the Spectrum entities and the Columbia entities.

         "Telcom Stockholders" means Dr. Rajendra Singh, Neera Singh, The Hersh Raj Singh Education Trust and The Samir Raj Singh Education Trust.

         "Warrants" means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Investors pursuant to the Merger Agreement and pursuant to the Stock Purchase Agreements, a form of which is attached as Exhibit A to the Merger Agreement and each Stock Purchase Agreement.

         "Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

         2. MANDATORY FORM S-1 REGISTRATION.

              (a) The Company will use its reasonable best efforts to prepare and file with the SEC, on or before the date that is three (3) Business Days following the Closing Date, a pre-effective amendment to the Company's Registration Statement on Form S-1 (Reg. No. 333- 121862), in substantially the form provided to the Investors, for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, each Investor as an initial selling stockholder thereunder (the "Mandatory S-1 Registration Statement"). The Mandatory S-1 Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use its reasonable best efforts to cause the Mandatory S-1 Registration Statement to be declared effective as soon as practicable after the date of such filing (including filing with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Mandatory S-1 Registration Statement will not be "reviewed" or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act (an "Acceleration Request"), which request shall request an effective date that is within three (3) Business Days of the date of such request). The Company shall notify each Investor in writing promptly (and in any event within one (1) Business Day) after the Company's submission of an Acceleration Request to the SEC. The Company shall use its reasonable best efforts to keep the Mandatory S-1 Registration Statement continuously effective (including through the filing of any required post-effective amendments) until the earliest to occur of: (i) the date on which the Investors may sell all Registrable Shares pursuant to Rule 144 without being

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subject to the volume restrictions of such rule, (ii) the date after which all of the Registrable Shares registered thereunder shall have been sold, or (iii) the second (2nd) anniversary of the Closing Date; provided, that in any case such date shall be extended by the amount of time of any Suspension Period (as defined below). Thereafter, the Company shall be entitled to withdraw the Mandatory S-1 Registration Statement and, upon such withdrawal, the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Mandatory S-1 Registration Statement (or any prospectus relating thereto). For purposes of the Company's reasonable best efforts obligations in this Section 2(a), the Company shall use its reasonable best efforts to avoid taking any action or failing to take any action, that could reasonably lead to a material delay in the effectiveness of the Mandatory S-1 Registration Statement, such as filing other registration statements, engaging in business transactions that could have such an effect, and failing to complete and file with the SEC as required its audited year end 2004 financial statements.

              (b) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company, or the person performing such functions, stating that the Board has made the good faith determination (i) that the continued use by the Investors of the Mandatory S-1 Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant hereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Mandatory S-1 Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Investors, of the Mandatory S-1 Registration Statement (and the Prospectus relating thereto), then the right of the Investors to use the Mandatory S-1 Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") not greater than fifteen (15) consecutive Business Days during any consecutive twelve (12) month period. During the Suspension Period, the Investors shall not offer or sell any Registrable Shares pursuant to or in reliance upon the Mandatory S-1 Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than one (1) Business Day, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Mandatory S-1 Registration Statement (and the Prospectus relating thereto) pursuant to this
Section 2(b), the Company will as promptly as possible lift any suspension, provide the Investors with revised Prospectuses, if required, and will notify the Investors of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon the Mandatory S-1 Registration Statement.

              (c) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Investor pursuant to this Section 2 or Section 3 that such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required to effect the registration of such Investor's Registrable Securities.

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              (d) Notwithstanding anything in this Agreement to the contrary, the Investors' sole remedy at law (but without in any way or form limiting the availability of equitable remedies) for the failure of the Company to file the Mandatory S-1 Registration Statement within three (3) Business Days after the date hereof or for the failure of the Company to make effective the Mandatory S-1 Registration Statement as soon as practicable after the date the Mandatory S-1 Registration Statement is filed, shall be the vesting of the Warrants as provided for therein.

         3. PIGGYBACK REGISTRATION.

              (a) If at any time any Registrable Shares are not able to be resold pursuant to an effective Registration Statement, including prior to the date the Mandatory S-1 Registration Statement is declared effective, and the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors twenty (20) days' prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Investors the opportunity to register such number of Registrable Shares as each such Investor may request. Upon the written request of any Investor given to the Company within fifteen (15) days after the receipt of any such notice by the Company, the Company shall include in such Registration Statement all or part of the Registrable Shares of such Investor, to the extent requested to be registered and subject to subsection (b) below.

              (b) If a registration pursuant to Section 3 hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock requested to be included in such registration for the account of any stockholders of the Company (including the Investors), pro rata among such stockholders on the basis of the number of shares of Common Stock that each of them has requested to be included in such registration, and (ii) second, any shares of Common Stock proposed to be included in such registration for the account of the Company.

              (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

         4. OBLIGATIONS OF THE COMPANY. In connection with the Company's registration obligations hereunder, the Company shall, as expeditiously as practicable:

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              (a) (i) furnish to each Investor copies of all documents filed with the SEC not less than two (2) Business Days prior to their being filed with the SEC, (ii) use commercially reasonable efforts to cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Investor, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Investors of any stop order issued or threatened by the SEC and use best efforts to prevent the entry of such stop order or to remove it if entered.

              (b) (i) prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the Securities Act and to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements or amendments and supplements, including post-effective amendments, as necessary to register for resale under the Securities Act all of the Registrable Shares (including naming any permitted transferees of Registrable Shares as selling stockholders in any such Registration Statement) as required herein; (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as possible through its reasonable best efforts to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible through its reasonable best efforts provide the Investors true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (other than correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

              (c) Notify the Investors and legal counsel to the Investors ("Investors' Counsel") as promptly as possible:

                   (i) when the SEC notifies the Company whether there will be a "review" of a Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Shares or the initiation of any proceedings for that purpose; and
(C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose. Without limitation of any remedies to which the Investors may be entitled under this Agreement, if any of the events described in Section 4(c)(ii)(A), 4(c)(ii)(B), and 4(c)(ii)(C) occur, the Company shall use best efforts to respond to and correct the event.

              (d) Notify the Investors and their counsel as promptly as possible of the happening of any event as a result of which the Prospectus included in or

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relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will as promptly as possible prepare (and, when completed, give notice to each Investor) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares pursuant to such Prospectus until the Company has notified the Investors that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 4(d) and deliver copies of same as above provided in Section 4(h) hereof), and it being further understood that, in the case of the Mandatory S-1 Registration Statement, any such period during which the Investors are restricted from offering or selling Registrable Shares shall constitute a Suspension Period.

              (e) Upon the occurrence of any event described in Section 4(d) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

              (f) Use best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as possible (it being understood that, in the case of the Mandatory S-1 Registration Statement, any period during which the effectiveness of the Mandatory S-1 Registration Statement or the qualification of any Registrable Shares is suspended shall constitute a Suspension Period).

              (g) Furnish to the Investors and their counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Investor or their counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC.

              (h) As promptly as possible furnish to each selling Investor, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as each such selling Investor may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

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              (i) Use best efforts to register and qualify (or obtain an exemption from such registration and qualification) the Registrable Shares under such other securities or blue sky laws of the states of residence of each Investor and such other jurisdictions as each Investor shall reasonably request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable each Investor to consummate the public sale or other disposition of Registrable Shares in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process.

              (j) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Merger Agreement or the Purchase Agreement, as applicable, and applicable law, of all restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as such Investors may request.

              (k) Cooperate with any reasonable due diligence investigation undertaken by the Investors, any managing underwriter participating in any disposition pursuant to a Registration Statement, Investors' Counsel and any attorney, accountant or other agent retained by Investors or any managing underwriter, in connection with the sale of the Registrable Shares, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor specifically requests and consents in advance in writing to receive such material, nonpublic information and, if requested by the Company, such Investor agrees in writing to treat such information as confidential.

              (l) At the request of a permitted transferee, the Company shall amend any Registration Statement to include such transferee as a selling stockholder in such Registration Statement.

              (m) Comply with all applicable rules and regulations of the SEC in all material respects.

         5. EXPENSES OF REGISTRATION. The Company shall pay for all expenses incurred in connection with a registration pursuant to this Agreement and compliance with Section 4 of this Agreement, including without limitation (i) all registration, filing and qualification fees and expenses (including without limitation those related to filings with the SEC, The NASDAQ Stock Market, or any national securities exchange upon which the Company's securities are listed and in connection with applicable state securities or blue sky laws), (ii) all printing expenses, (iii) all messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company and Investors' Counsel, and (v) all fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

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         6. DELAY OF REGISTRATION. Subject to Section 11(d) hereof, the
Investors and the Company (other than with respect to Section 4(d) hereof) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         7. INDEMNIFICATION. In the event that any Registrable Shares of the Investors are included in a Registration Statement pursuant to this Agreement:

              (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Investor and each officer, director, fiduciary, agent, investment advisor, employee, member (or other equity holder), general partner and limited partner (and Affiliates thereof) of such Investor, each broker, underwriter or other person acting on behalf of such Investor and each person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (the "Losses") to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or relate to any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or relate to the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and, subject to the provisions of Section 7(c) hereof, the Company will reimburse on demand such Investor, such broker or other person acting on behalf of such Investor or such officer, director, fiduciary, employee, member (or other equity holder), general partner, limited partner, Affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such Registration Statement.

              (b) To the fullest extent permitted by law, each Investor, severally (as to itself) and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the

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meaning of the Securities Act, and all other Investors against any Losses to which the Company or any such director, officer or controlling person or other Investor may become subject to, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereto) solely arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, or solely arise out of or relate to the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such Registration Statement; and, subject to the provisions of Section 7(d) hereof, such Investor will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other Investor in connection with investigating or defending any such Losses, provided, however, that the maximum aggregate amount of liability of such Investor under this Section 7 shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Investor from the sale of Registrable Shares covered by such Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 7(b) or 7(e)shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

              (c) As promptly as possible after receipt by an indemnified party under this Section 7 of notice of the threat, assertion or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify an indemnifying party promptly of the threat, assertion or commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7 except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the indemnifying party.

              (d) If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company.

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              (e) If the indemnification provided for in this Section 7 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the maximum aggregate liability of any Investor as set forth in Section 7(b), contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) 7(c) and 7(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

              (f) The indemnity and contribution agreements contained in this Section are in addition to any liability that any indemnifying party may have to any indemnified party.

         8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act; (iii) as long as any Investor owns any Shares or Warrant Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares without registration, and
(iv) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement, including any successor or substitute forms, or the use of Rule 144.

         9. TRANSFER OF REGISTRATION RIGHTS. Each Investor may assign or transfer any or all of its rights under this Agreement to any Person, provided such assignee or transferee agrees in writing to be bound by the provisions hereof that apply to such assigning or transferring Investor. Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 9, such permitted assignee or transferee shall be deemed to be an "Investor" for all purposes of this Agreement.

         10. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         11. MISCELLANEOUS.

              (a) This Agreement, and any right, term or provision contained herein, may not be amended, modified or terminated, and no right, term or provision may be waived, except with the written consent of each Investor and the Company; provided that any particular Investor (as compared to all Investors as a group) may pursue remedies, settle disputes and otherwise enforce or waive rights as to such Investor whether or not any of the other Investors participate in such action, as long as such action relates only to the rights of such Investor and does not modify or waive the rights of any of the other Investors.

              (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware. This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 9 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor (including any successors or assigned) shall cease to own any Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

              (c) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A or Schedule 1 hereto, as applicable, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

              (d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

              (e) This Agreement may be executed in a number of counterparts. All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

              (f) Except as contemplated in Section 9 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

              (g) If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

              (h) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their permitted successors and assigns.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                    MOTIENT CORPORATION

                                    By:    /s/ Christopher Downie
                                           -------------------------------------
                                           Christopher Downie,
                                           Executive Vice President and Chief
                                           Operating Officer

                                    INVESTORS:


                                    /s/ Dr. Rajendra Singh
                                    -----------------------------------
                                    Dr. Rajendra Singh

                                    /s/ Neera Singh
                                    -----------------------------------
                                    Neera Singh


                                    THE HERSH RAJ SINGH EDUCATION TRUST

                                    By:    /s/ Neera Singh
                                           ----------------------------

                                    Name:  ____________________________

                                    Title: ____________________________


                                    THE SAMIR RAJ SINGH EDUCATION TRUST

                                    By:    /s/ Neera Singh
                                           ----------------------------

                                    Name:  ____________________________

                                    Title: ____________________________


                                    SPECTRUM EQUITY INVESTORS IV, L.P.

                                    By:    Spectrum Equity Associates IV, L.P.,
                                           its General Partner

                                    By:    /s/ Kevin J. Maroni
                                           ----------------------------
                                    Name:  Kevin J. Maroni
                                    Title: General Partner


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    SPECTRUM IV INVESTMENT MANAGERS' FUND, L.P.

                                    By:    /s/ Kevin J. Maroni
                                           ----------------------------
                                    Name:  Kevin J. Maroni
                                    Title: General Partner


                                    SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

                                    By:    /s/ Kevin J. Maroni
                                           ----------------------------
                                    Name:  Kevin J. Maroni
                                    Title: General Partner


                                    COLUMBIA CAPITAL EQUITY PARTNERS III (QP),
                                    L.P.

                                    By:    Columbia Capital Equity Partners III,
                                           L.P., as General Partner

                                    By:    /s/ Donald A. Doering
                                           -----------------------------
                                    Name:  Donald A. Doering
                                    Title: Chief Financial Officer


                                    COLUMBIA CAPITAL EQUITY PARTNERS III (AI),
                                    L.P.

                                    By:    Columbia Capital Equity Partners III,
                                           L.P., as General Partner

                                    By:    /s/ Donald A. Doering
                                           -----------------------------
                                    Name:  Donald A. Doering
                                    Title: Chief Financial Officer


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    COLUMBIA CAPITAL EQUITY PARTNERS III
                                    (CAYMAN), L.P.

                                    By:    Columbia Capital Equity Partners
                                           (Cayman) III, Ltd., as General
                                           Partner

                                    By:    /s/ Donald A. Doering
                                           ----------------------------
                                    Name:  Donald A. Doering
                                    Title: Chief Financial Officer


                                    COLUMBIA CAPITAL INVESTORS III, LLC

                                    By:    Columbia Capital Equity Partners III,
                                           L.P., as General Partner

                                    By:    /s/ Donald A. Doering
                                           ----------------------------
                                    Name:  Donald A. Doering
                                    Title: Chief Financial Officer

                                    COLUMBIA CAPITAL EMPLOYEE INVESTORS III,
                                    L.L.C.

                                    By:    Columbia Capital III, L.L.C., its
                                           Manager

                                    By:    /s/ Donald A. Doering
                                    -------------------------
                                    Name:  Donald A. Doering
                                    Title: Chief Financial Officer





               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

All correspondence to the Company shall be addressed as follows:

Motient Corporation 300 Knightsbridge Parkway Lincolnshire, IL 60069 Attention:
Christopher Downie, Executive Vice President and Chief Operating Officer
Telecopier: (847) 478-4810.

with copies to:

Motient Corporation 300 Knightsbridge Parkway Lincolnshire, IL 60069 Attention:
Robert Macklin, Esq. Telecopy: (847) 478-4810


                                Andrews Kurth LLP
                              450 Lexington Avenue
                               New York, NY 10017
                        Attention: Paul Silverstein, Esq.
                            Telecopy: (212) 850-2929

All correspondence to the Investors shall be addressed as set forth in Schedule 1 below

                                                                      Schedule 1
                                                                      ----------
                                List of Investors


1. Correspondence to the Telcom Stockholders shall be addressed as follows:
Dr. Rajendra Singh
Neera Singh
The Hersh Raj Singh Education Trust
The Samir Raj Singh Education Trust,                   with a copy to:
-------------------------------------------------------------------------------
c/o Telcom Ventures, L.L.C.              Steel Hector & Davis LLP
201 N. Union Street, Suite 360           200 South Biscayne Blvd., 41st Floor
Alexandria, VA  22314                    Miami, Florida 33131-2398
Telecopy: 703-519-2181                   Telecopy: (305) 577-7001
Attention:                               Attention: Serge Martin
--------------------------------------------------------------------------------


2. Correspondence to Columbia shall be addressed as follows:
Columbia Capital Equity Partners III (QP), L.P.
Columbia Capital Equity Partners III (AI), L.P.
Columbia Capital Equity Partners III (CAYMAN), L.P.
Columbia Capital Investors III, LLC
Columbia Capital Employee Investors III, L.L.C.,       with a copy to:
--------------------------------------------------------------------------------
201 North Union Street                   Edwards & Angell, LLP
Suite 300                                101 Federal Street
Alexandria, Virginia 22314               Boston, MA 02110 USA
Telecopy: (703) 519-3904                 Telecopy: (617) 439-4170
Attention James B. Fleming               Attention: Stephen O. Meredith
--------------------------------------------------------------------------------


3. Correspondence to Spectrum shall be addressed as follows:
Spectrum Equity Investors IV, L.P.
Spectrum IV Investment Managers' Fund, L.P.
Spectrum Equity Investors Parallel IV, L.P.,           with a copy to:
--------------------------------------------------------------------------------

One International Place                  Edwards & Angell, LLP
29th Floor                               101 Federal Street
Boston, MA 02110                         Boston, MA 02110 USA
Telecopy: (617) 464-4601                 Telecopy: (617) 439-4170
Attention:  Kevin J. Maroni              Attention: Stephen O. Meredith
--------------------------------------------------------------------------------